For general public use. Fourth Quarter 2023 Investor Presentation Exhibit 99.1

For general public use. 2 Forward looking statements and non-GAAP financial measures Forward-Looking Statements Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “will,” “may,” “could,” “should,” “believe,” “expect,” “estimate,” “potential” or “continue,” the negative of these terms and other comparable terminology that conveys uncertainty of future events or outcomes. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to differ materially from statements made in this presentation, including our ability to enhance shareholder value, advance our growth strategy and meet our operating and financial performance guidance. Other potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2022, which is on file with the Securities and Exchange Commission and available on our investor relations website at http://ir.assetmark.com. Additional information is included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, which is also on file with the Securities and Exchange Commission and available on our investor relations website at http://ir.assetmark.com. All information provided in this presentation is based on information available to us as of the date of this presentation and any forward-looking statements contained herein are based on assumptions that we believe are reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this presentation, which are inherently uncertain. We undertake no duty to update this information unless required by law. Use of Non-GAAP Financial Information To supplement our financial information, which is prepared and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP, we use non-GAAP financial measures: net revenue, adjusted expenses, adjusted EBITDA, adjusted EBITDA margin, adjusted net income and adjusted EPS. The presentation of these non- GAAP financial metrics is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We believe that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to our financial condition and results of operations. For further information regarding these non-GAAP measures, including the limitations thereof and reconciliations of each non- GAAP financial measure to its most directly comparable GAAP financial measure, please refer to our earnings release and Form 10-Q.

For general public use. 3 Contents What We Do Who We Serve How We Differentiate Financial Results Appendix

For general public use. 4 AssetMark is mission-driven with clients at the center of all we do OUR MISSION IS ALIGNED W ITH ADVISORS AND INVESTORS GUIDED BY STRONG VALUES AND A CLIENT-CENTRIC CULTURE 1 2 3 Compelling wealth solutions Exceptional service and consulting Flexible, integrated technology W ITH A CLEAR VISION AND A FOCUSED STRATEGY

AssetMark is a leading provider of comprehensive wealth management solutions…



9,300+
independent, fee-based advisors

1,000+
employees

251,000+
investor households

~$100b
in platform assets

7.1%
Annualized Net Flows as a % of Beginning-of-Period Platform Assets[1]

72
Net Promoter Score

$66.5m
3Q23 Adjusted EBITDA[2]

34.9%
3Q23 Adjusted EBITDA margin[2,3]

800 bps+
Adjusted EBITDA margin expansion from IPO to 3Q23[2,3]

Note: Data is as September 30, 2023 unless otherwise stated.
[1] Calculated as annualized YTD net flows divided by beginning-of-year platform assets as of January 1, 2023. [2] Adjusted EBITDA is defined by us as EBITDA (net income plus interest expense, income tax expense, depreciation and amortization and less interest income), further adjusted to exclude certain non-cash charges and other adjustments such as non-recurring items. [3] Adjusted EBITDA margin is defined as adjusted EBITDA divided by total revenue.

For general public use.
ASSETMARK
5

For general public use. 6 … that power independent financial advisors Purpose-Built Solutions AssetMark’s solutions are designed to balance flexibility with deeper engagement Comprehensive, Integrated Technology Open-architecture tech stack tailored to support client engagement and drive advisor efficiency from prospecting and financial planning to ongoing servicing and administration Personalized Service and Operational Support Dedicated team of experts committed to exceptional service to help advisors spend less time managing back and middle-office tasks and spend more time with their clients Curated Investment Solutions Expertly curated spectrum of flexible investment management solutions designed to meet investors’ evolving needs Business Consulting and Community Deep business consulting services to help advisors scale and grow their businesses and networking opportunities to help advisors find their community of like-minded peers Custody Open-architecture custodial platform that ensures secure, reliable, and flexible retention of client assets through third-party providers or AssetMark’s Trust Company

For general public use. 7 We have a long history of growth and innovation Diversified, all-in-one portfolios SBLOC Business Consulting services Current Management Team in Place Multi Strategy Accounts Sales Team Transformation Insured Cash Deposit Program Platinum Service Team Ensemble Team $60b $70b $80b eService Team & digital servicing tools expansion $50b $40b $30b $20b Acquired Acquired Acquired Assets Acquired Acquired Curated Suite of Separately Managed Accounts (SMAs) $90b Values-Driven Investing $100b TMS eWM 3.0 Mobile App Advisor Succession $99.6B (September 30, 2023)

For general public use. 8 Our strategic pillars are focused on the advisor…

For general public use. 9 Hyper Growth … and we are focused on enhancing shareholder value 1Previous guidance was a run rate between 6-7% of total revenue • Return to 10%+ organic growth • 5k engaged advisors by 2026 = double size of the company • Revenue expansion and diversification in core and adjacent channels • Increase focus on M&A and partnerships • Increase capex as % of total revenue to 8-10%1 • Drive scale in automation; opportunity to remove up to $25m of cost per year in service business Accelerated Capital Deployment Enhance Scalability

For general public use. 10 Contents What We Do Who We Serve How We Differentiate Financial Results Appendix

Independent advisors need greater support to serve their clients

Independent advisors face greater challenges in operating their own businesses –
including time spent on non-client facing activities and higher technology costs.

Advisor Time Allocation[1]



48%
client facing activities
52%
non-client facing activities

Advisor Technology Challenges[2]



High associated costs
29%
2%
Low return on investment
15%
3%
Data security risk of providers
16%
7%
Incompatibility of legacy systems
12%
5%
Independent
Captive

Note: [1] Advisor time allocation for independent channels – including Hybrid RIA, Independent RIA, Independent Broker Dealer and Insurance Broker Dealer. Client facing includes meeting with current clients, client meeting and plan preparation, financial planning, and new client acquisition. [2] Represents challenges that have the greatest percentage point difference between independent and employee advisors. Exhibit represents the percentage of advisors who consider the factor a major challenge to effectively using technology. Source: Cerulli Lodestar Financial Advisor Practices Time Allocation, 2020; Cerulli U.S. Advisor Metrics 2019.

For general public use.

ASSETMARK.

11

Advisors are increasingly recognizing the benefits of outsourcing

THE IMPACT OF OUTSOURCING

Outsourcing allows advisors to allocate more of their time and resources toward high-impact, high-value endeavors, to achieve **stronger client relationships** and **growth**.

Client Relationship Benefits as a Result of Outsourcing Investment Management

% of Outsourcing Advisors



2021
2019
Stronger client relationships
83%
68%
Increased client retention
82%
65%
Acquisition of new/ higher-quality clients
74%
67%
Increased client referals
67%
48%

Time Saved

Hours Per Week



Less than 50% of assets outsourced
5.7
hours saved
50% or more of assets outsourced
7.9
hours saved

Business Improvements as a Result of Outsourcing

% of Outsourcing Advisors

Growth in total assets	91%
Higher business valuation	84%
Higher personal income	83%
Easier compliance / audit process	95%
Lower operating costs	79%

Source: AssetMark – Impact of Outsourcing, 2021. This study was conducted by 8 Acre Perspective, an independent research firm, using a quantitative online survey. The study analyzed responses from 757 financial advisors.

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ASSETMARK 12

We estimate ~$380B in opportunity with our existing advisors


RETIREMENT
ASSETMARK
$380b
Total Business Opportunity
ADVISORY
COMMISSION

Well-positioned to capitalize on opportunity through **AssetMark Retirement Services** (AMRS), with focus on plan sponsor and participants.

New product and platform features positions us well to **expand share of wallet** by serving more investors across the wealth spectrum, varying life stages and generations.

While we don't support **commission assets** on our platform, we include these assets as **more and more assets are moving to fee**.

We continue to **capture more share of wallet from our engaged advisors[1]**. We have:

86%
OF TAMP ASSETS
▲ From **84%** in 2022 SOW Survey

61%
OF ADVISORY ASSETS
▲ From **60%** in 2022 SOW Survey

39%
OF TOTAL ASSETS
▲ From **34%** in 2022 SOW Survey

2023 Share of Wallet Survey (~900 respondents from June to July 2023); internal estimates
[1] ~530 engaged advisor survey respondents.

For general public use.

ASSETMARK 13

For general public use. 14 Contents What We Do Who We Serve How We Differentiate Financial Results Appendix

For general public use. 15 AssetMark is uniquely positioned among key growth segments Broker Dealers Asset Managers Custodians FinTech Firms Safekeeping of assets, recordkeeping and securities transactions Specialty service or technology solution Asset management Compliance and supervisory services A full-service wealth management provider

High client engagement and satisfaction

Why AssetMark Wins

- Turnkey program that helps advisors grow and scale
- Independent third-party platform
- Flexible, end-to-end advisor solution
- Dependable service and operations support
- Deep consulting and business services

~3,000+ engaged advisors on platform[1]

Engaged advisors represent ~90% of assets on platform, of which we have 86% share of TAMP assets and 61% share of advisory assets

61% of platform growth

From consistently robust net flows[2]

4 percentage point increase

Share of wallet growth[3]

72

Industry leading Net Promoter Score[4]

Note: [1] As of September 30, 2023. Advisors with at least $5 million in platform assets. [2] From 1/1/2018 to 6/30/2023. [3] Increase is based on average advisory share of wallet for Premier Advisors, Gold Advisors, and Platinum Advisors from 57% in 2020 to 61% in 2023. [4] As of August 2023.

For general public use.

ASSETMARK. 16

For general public use. 17 Contents What We Do Who We Serve How We Differentiate Financial Results Appendix

For general public use. 18 The third quarter had many record financials; adj. EBITDA up 26% $190.5m Revenue Up 23% y/y $138.9m Net revenue Up 20% y/y $66.5m Adj. EBITDA Up 26% y/y $38.4m Net income Up 28% y/y $0.62 Adj. EPS1 Up 32% y/y $46.0m Adj. net income Up 32% y/y 251,000+ investor households ~3,000 engaged advisors 72 Net Promoter Score (NPS) Record Engagement Record Financial Results 1Calculated using diluted share count of 74,695,000 shares 34.9% Adj. EBITDA Margin 90 bps expansion y/y

For general public use. 19 Platform assets – 3Q23 and 2023 YTD 7.1% Net Flows as a % of Beginning-of-Period Platform Assets2 1 As of September 30, 2023 2 Calculated as annualized net flows of $4.9 billion divided by beginning-of-period platform assets of $91.5 billion as of January 1, 2023 Note: Numbers are rounded, and totals may not sum Platform assets at beginning of period Net flowsMarket Platform assets at period-end $ billion $ billion Platform assets at beginning of period Net flows Market Platform assets at period-end

For general public use. 20 $42.4 $37.2 $12.7 $7.3 $99.6 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 Beginning Assets (2018) Net Flows Acquisitions Market Ending Assets (3Q2023) Platform asset walk Strong asset growth is attributable to both organic and inorganic growth Asset growth is driven by organic and inorganic growth (in $ b illi on s)

For general public use. 21 Advisor and household count up year-over-year (dollars in millions) 3Q22 3Q23 VPY Total advisors 8,702 9,354 7.5% Engaged advisors 2,601 2,995 15.1% Assets from engaged advisors $72,195 $91,900 27.3% Households 223,098 251,424 12.7% Engaged and Total Advisors (3Q22-3Q23) Households (3Q22-3Q23) 8,702 9,297 9,319 9,323 9,354 0 2,000 4,000 6,000 8,000 10,000 3Q22 4Q22 1Q23 2Q23 3Q23 Engaged advisors 223,098 241,053 243,775 247,934 251,424 0 50,000 100,000 150,000 200,000 250,000 300,000 3Q22 4Q22 1Q23 2Q23 3Q23 Households

For general public use. 22 Third quarter results highlighted by record quarterly revenue (dollars in millions) 3Q22 3Q23 VPY Total revenue $154.7 $190.5 23.2% Asset-based 128.2 143.8 12.2% Subscription-based 3.1 3.9 24.5% Spread-based 21.2 37.3 76.4% Revenue less cost of revenue $116.0 $138.9 19.7% Asset-based 91.7 100.7 9.9% Subscription-based 3.1 3.9 24.5% Spread-based 19.0 28.8 51.6% Total revenue (3Q22-3Q23) $ million Net revenue (3Q22-3Q23) $ million 154.7 164.1 176.6 183.2 190.5 0.0 40.0 80.0 120.0 160.0 200.0 240.0 3Q22 4Q22 1Q23 2Q23 3Q23 Asset-based Spread-based Subscription-based Other income 116.0 123.5 132.6 135.9 138.9 0.0 40.0 80.0 120.0 160.0 3Q22 4Q22 1Q23 2Q23 3Q23 Asset-based Spread-based Subscription-based Other income

Revenue less cost of revenue – year-over-year comparison



In millions
160
140
120
100
80
60
40
20
0
$116.0
3Q22 revenue less cost of revenue
$14.1
Asset growth
-$3.4
Fee compression
-$1.6
Expense reclass from OpEx
$0.8
Subscription-based revenue
$9.8
Spread income
$3.3
Other income
$138.9
3Q23 revenue less cost of revenue

Asset Based

$11.7m increase driven by $11.1b in billable core asset increase, in addition to $2.4m from Adhesion Wealth

- Core business fee compression (ex-Adhesion) was ~1 bp year-over-year

Subscription Based

Voyant up 24.5% or $0.8m y/y, driven by growth in software revenue and FX tailwinds.

Spread Based

Increased $9.8m year-over-year driven by yield improvement from 2.09% to 4.02%

- SBLOC contributed 10 bps, ex-SBLOC yield = 3.92%

Other income

Increased $3.3m driven largely by higher interest income

Note: Numbers are rounded, and totals may not sum

For general public use.

ASSETMARK 23

For general public use. 24 Reported Expenses Adjusted Expenses (dollars in millions) 3Q22 3Q23 3Q22 3Q23 VPY ($) VPY (%) Asset-based expenses $36.5 $43.1 $36.5 $43.1 $6.6 18.1% Spread-based expenses $2.1 $8.5 $2.1 $8.5 $6.4 296.4% Operating Expenses 11.2% Employee compensation $41.6 $46.6 $36.8 $41.2 $4.4 11.9% SG&A1 $27.5 $30.1 $25.7 $28.3 $2.6 10.3% Interest expense $1.6 $2.3 $1.6 $2.3 $0.7 47.9% Depreciation and amortization $8.0 $9.0 $6.2 $6.8 $0.6 8.9% Other expense (income) $0.0 ($2.2) $0.0 ($0.3) ($0.3) NM Total $117.3 $137.4 $108.9 $130.0 $21.0 19.3% Adjusted expenses (3Q22 vs. 3Q23) 1Includes general and operating expenses and professional fees Note: Percentage variance based on actual numbers, not rounded results. Due to rounded numbers, totals may not sum. • Operating expenses were up 11.2% year-over-year driven by a 11.9% increase in employee compensation and a 10.3% y/y increase in SG&A. • The increase in employee compensation is driven by increased head count of 60 y/y, of which 80% were adds from the Adhesion acquisition. • The increase in SG&A is primarily driven by increased 404b audit preparation costs, Adhesion SG&A and other professional fees.

For general public use. 25 (dollars in millions, except per share data) 3Q22 3Q23 VPY Adjusted EBITDA $52.7 $66.5 26.2% Adjusted EBITDA margin 34.0% 34.9% 90 bps Reported net income $30.1 $38.4 27.5% Adjusted net income $35.0 $46.0 31.6% Adjusted EPS1 $0.47 $0.62 31.9% 1Calculated using 3Q23 number of common shares outstanding, diluted of 74,695,000. Adjusted EBITDA and Adjusted EBITDA Margin (3Q22-3Q23) Adjusted Net Income (3Q22-3Q23) $ million and % $ million 35.0 34.3 39.7 41.2 46.0 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 45.0 50.0 3Q22 4Q22 1Q23 2Q23 3Q23 52.7 52.9 58.8 60.4 66.5 34.0% 32.2% 33.3% 33.0% 34.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 3Q22 4Q22 1Q23 2Q23 3Q23 Bottom line results highlighted by record adj. EBITDA and adj. net income

For general public use. 26 3.51 3.49 3.27 3.54 3.32 3.32 3.19 2.87 2.95 2.94 2.79 2.83 2.90 5.7% 5.4% 4.8% 5.4% 4.8% 4.9% 4.6% 4.0% 4.2% 4.0% 3.7% 3.8% 3.9% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% - 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 10.00 Sep-22 Oct-22 Nov-22 Dec-22 Jan-23 Feb-23 Mar-23 Apr-23 May-23 Jun-23 Jul-23 Aug-23 Sep-23 ICD Ending Cash (in $B) HYC Ending Cash (in $B) Cash as % of Assets in Custody at ATC Spread revenue is meaningful; we remain well hedged No new fixed rate term contracts were added in 3Q23. As of September 30, 2023, ~39% of cash at ATC is in fixed rate term, with an average maturity of 1.38 years and gross rate of 4.59%. Spread-based revenue is influenced significantly by interest rate changes and the amount of cash held by investors at AssetMark Trust Company (ATC) 1 CME FedWatch Tool, 2 Includes impact of SBLOC, 12 month average ex-SBLOC = 367 bps 75 bps 3.00%-3.25% Net Yield2 (bps) 240 281 335 366 383 393 390 393 398 396 396 404 405 376 75 bps 3.75%-4.00% 50 bps 4.25%-4.50% As a reminder, AssetMark has the optionality to increase the percentage of cash in fixed rate term up to 40% Maturing yield 4.25% 4.44% 4.70% 250 250 500 125 2023 2024 2025 2026 Maturing Contracts ($m) as of September 30, 202325 bps 4.50%-4.75% 25 bps 4.75%-5.00% 4.44% 4.80% 4.73% 25 bps 5.00%-5.25% 12 mo. Avg. 25 bps 5.25%-5.50%

For general public use. 27 2023 outlook (as of 3Q23 earnings announcement on Nov. 6th, 2023) 2023 Growth Outlook Commentary Platform assets 10% YTD through 3Q23, platform assets are up 9%. Full year platform asset growth is dependent on 4Q23 market impact and net flows. Revenue less cost of revenue 20% Revising net revenue to lower end of previous guide (20-22%) as result of 3Q23 market impact of ($2.7) billion, which has an adverse effect on 4Q23 revenue Operating expenses 15-17% Maintaining previous operating expenses. Disciplined expense growth will not outpace revenue growth. Adjusted EBITDA 22%+ EBITDA outlook reflects stronger than anticipated market impact, coupled with discipled expense management. Based on growth outlook above, we are targeting 2023 adj. EBITDA margin expansion of 100 bps.

For general public use. 28 Contents What We Do Who We Serve How We Differentiate Financial Results Appendix

For general public use. 29 Revenue less cost of revenue reconciliation 2023 2022 Revenue: Asset-based revenue 143,840$ 128,173$ Spread-based revenue 37,329 21,160 Subscriptions-based revenue 3,891 3,126 Other revenue 5,462 2,204 Total revenue 190,522 154,663 Expenses: Asset-based expenses 43,092 36,476 Spread-based expenses 8,492 2,142 Total cost of revenue 51,584 38,618 Revenue less cost of revenue: Asset-based 100,748 91,697 Spread-based 28,837 19,018 Subscriptions-based 3,891 3,126 Other revenue 5,462 2,204 Total revenue less cost of revenue 138,938$ 116,045$ Three Months Ended September 30,

Adjusted EBITDA reconciliation

(in thousands except for percentages)	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022
Net income	$ 38,385	$ 30,109	20.1%	19.5%
Provision for income taxes	14,779	7,293	7.8%	4.7%
Interest income	(3,186)	(849)	(1.7)%	(0.5%)
Interest expense	2,305	1,560	1.2%	1.0%
Depreciation and amortization	8,965	7,961	4.7%	5.1%
EBITDA	$ 61,248	$ 46,074	32.1%	29.8%
Share-based compensation(1)	4,288	3,923	2.3%	2.5%
Reorganization and integration costs(2)	2,662	2,281	1.4%	1.5%
Acquisition expenses(3)	195	379	0.1 %	0.2%
Business continuity plan(4)	—	14	—	—
SEC settlement(5)	(1,673)	—	(0.9)%	—
Other (income) expense, net	$ (263)	$ (11)	(0.1%)	—
Adjusted EBITDA	$ 66,457	$ 52,660	34.9%	34.0%

(1) "Share-based compensation" represents granted share-based compensation in the form of restricted stock unit, stock option and stock appreciation right grants by us to certain of our directors and employees. Although this expense occurred in each measurement period, we have added the expense back in our calculation of adjusted EBITDA because of its noncash impact.

(2) "Reorganization and integration costs" includes costs related to our functional reorganization within our Operations, Technology and Retirement functions as well as duplicate costs related to the outsourcing of back-office operations functions. While we have incurred such expenses in all periods measured, these expenses serve varied reorganization and integration initiatives, each of which is non-recurring. We do not consider these expenses to be part of our core operations.

(3) "Acquisition expenses" includes employee severance, transition and retention expenses, duplicative general and administrative expenses and other professional fees related to acquisitions.

(4) "Business continuity plan" includes incremental compensation and other costs that are directly related to a transition to a hybrid workforce in 2022.

(5) "SEC settlement" represents the amount paid by us pursuant to our settlement with the SEC discussed in Note 12 of notes to unaudited condensed consolidated financial statements in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

For general public use.

ASSETMARK

30

For general public use. 31 Adjusted Net Income reconciliation (1) Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016. (2) Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above other than share-based compensation. (3) Consists of adjustments to normalize our estimated tax rate in determining adjusted net income. Three Months Ended September 30, 2023 Three Months Ended September 30, 2022 (in thousands) Compensatio n Non- Compensatio n Total Compensatio n Non- Compensatio n Total Net income $ 38,385 $ 30,109 Acquisition-related amortization(1) $ — $ 2,180 2,180 $ — $ 1,729 1,729 Expense adjustments(2) 1,101 83 1,184 825 1,849 2,674 Share-based compensation 4,288 — 4,288 3,923 — 3,923 Other (income) expense, net — (263) (263) — (11) (11) Tax effect of adjustments(3) (1,293) 1,540 247 (1,116) (2,335) (3,451) Adjusted net income $ 4,096 $ 3,540 $ 46,021 $ 3,632 $ 1,232 $ 34,973